UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

May 12, 2006
Date of Report (Date of earliest event reported)

CITIZENS FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

KENTUCKY	0-20148	61-1187135
(State of incorporation)	(Commission File Number)	(IRS Employer Identification Number

12910 SHELBYVILLE ROAD
LOUISVILLE, KENTUCKY 40243
(Address of principal executive offices)

Registrant’s telephone number, including area code:               (502) 244-2420

Not Applicable
(Former name or former address, if changed since last report

ITEM 2.02	Results of Operations and Financial Condition

The registrant’s earnings press release dated May 12, 2006, reporting its first quarter 2006 results of operation and financial condition, is attached hereto as Exhibit 99.1 and incorporated by reference herein.

ITEM 9.01	Financial Statements and Exhibits (c) Exhibits (furnished pursuant to Item 2.02)

The registrant’s earnings press release dated May 12, 2006, reporting its first quarter 2006 results of operation and financial condition, is attached hereto as Exhibit 99.1 and incorporated by reference herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Citizens Financial Corporation
Registrant

Date: May 12, 2006	_/s/ Len E. Schweitzer_
Len E. Schweitzer
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Earnings Press Release dated May 12, 2006

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